                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2002
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                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-30365                 56-2047837
        --------                       -------                 ----------
     (State or other                 (Commission              (IRS Employer
     jurisdiction of                 File Number)          Identification No.)
     incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina        27709
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        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
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Item 5.   Other Events.
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     On May 1, 2002, the Registrant publicly disseminated a press release. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.
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(c)       Exhibit.

 99.1     The Registrant's Press Release dated May 1, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Paradigm Genetics, Inc.
                                             -----------------------
                                             (Registrant)

Date: May 7, 2002                            /s/ Ian A.W. Howes
                                             -----------------------
                                             Ian A. W. Howes
                                             Chief Financial Officer

                                 EXHIBIT INDEX
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Exhibit                                                     Sequential
Number         Description                                  Page Number
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99.1           The Registrant's Press Release                    5
               dated May 1, 2002